Main Thematic Innovation ETF (the “Fund”)

TMAT

a Series of Northern Lights Fund Trust IV

Supplement dated April 20, 2021

to the Fund’s Statement of Additional Information (“SAI”) SAI dated January 25, 2021.

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At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on March 2, 2021, the Board approved Brown Brothers Harriman & Co. (BBH) to serve as the Fund’s securities lending agent pursuant to a Securities Lending Agency Agreement between BBH and the Trust on behalf of the Fund.

Accordingly, the following disclosure replaces the fourth and fifth paragraphs under the section titled “Securities Lending Activities” on pages 37-38:

Securities Lending Activities

BBH serves as the Fund’s securities lending agent pursuant to a Securities Lending Agency Agreement between BBH and the Trust on behalf of the Fund.

The services provided by the custodian as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the Board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Fund’s instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Fund’s instructions; and arranging for return of loaned securities to the Fund at loan termination.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated January 25, 2021 which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.mainmgtetfs.com or by calling 1-866-383-9778.